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                                                                EXHIBIT 10.67(E)



                             EIGHTH AMENDMENT TO THE
                                CREDIT AGREEMENT


         This EIGHTH AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is dated as of December 31, 1996 and entered into by and among Collagen Corporation, a Delaware corporation (the "Borrower"), and The Bank of New York (the "Bank"), and is made with reference to that certain Credit Agreement dated as of November 15, 1994, by and among the Borrower and the Bank, as amended (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower and the Bank desire to amend the certain financial covenants set forth in the Credit Agreement, and to make certain other amendments to the Credit Agreement hereinafter set forth; and

         WHEREAS, the Bank is willing to agree to the requested amendments, subject to the terms of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         SECTION 1.  AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT

               1.1.  AMENDMENT TO SECTION 1.1 (REVOLVING CREDIT LOANS).

               Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following new subsection (g) at the end thereof:

                     (g) Margin Loan Collateral. At the Borrower's option, so long as no Event of Default has occurred and remains uncured hereunder or under any other Loan Document, a portion of the Eligible Margin Loan Collateral may be released from the Lien of the Security Agreement upon the Borrower's written request to the Bank, provided that at the time of such request and after giving effect thereto (i) the principal amount of the Margin Loans shall not exceed the Margin Loan Borrowing Base, (ii) the Borrower shall not be in default under
Section 5.21, and (iii) the Bank deems that the Borrower is in compliance with this Agreement and the other Loan Documents. Such requests shall not be submitted more frequently than quarterly and shall be accompanied by a certificate executed by the Borrower's chief financial officer certifying that no Event of Default has occurred and remains uncured under this Agreement or any other Loan Document.


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         SECTION 2.   AMENDMENTS TO SECTION 5.14 AND 5.15 OF THE CREDIT
                      AGREEMENT APPLICABLE THROUGH THE FISCAL QUARTER OF THE BORROWER ENDING DECEMBER 31, 1996

               2.1.   AMENDMENT TO SECTION 5.14 (DEBT/OPERATING CASH FLOW
                      RATIO).

               The Bank hereby suspends the applicability of Sections 5.14 of the Credit Agreement (Debt/Operating Cash Flow Ratio) for the fiscal quarter of the Borrower ending December 31, 1996.

               2.2.   AMENDMENT TO SECTION 5.15 (INTEREST COVERAGE RATIO).

               The Bank hereby suspends the applicability of Section 5.15 of the Credit Agreement (Interest Coverage Ratio) for the fiscal quarter of the Borrower ending December 31, 1996.

               2.3.   APPLICABILITY OF THE AMENDMENTS TO SECTIONS 5.14 AND
                      5.15 SET FORTH IN SECTION 1.1 AND 1.2 HEREOF.

               The amendments in Sections 1.1 and 1.2 hereof shall be effective only for the fiscal quarter of the Borrower ending December 31, 1996.


         SECTION 3. AMENDMENTS TO SECTION 5.14 AND 5.15 OF THE CREDIT AGREEMENT APPLICABLE AFTER DECEMBER 31, 1996

               3.1.  AMENDMENT TO SECTION 5.14 (DEBT/OPERATING CASH FLOW RATIO).

               Section 5.14 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

               Section 5.14. Debt/Operating Cash Flow Ratio

                     On any Collateral Shortfall Date, permit the Debt/Operating Cash Flow Ratio to exceed 1.5:1 on such date.

               3.2.  AMENDMENT TO SECTION 5.15.

               Section 5.15 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

               Section 5.15  Interest Coverage Ratio

                     On any day on Collateral Shortfall Date, permit the Interest Coverage Ratio to be less than 3.0:1 on such date.


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               3.3.  APPLICABILITY OF THE AMENDMENTS TO SECTIONS 5.14 AND 5.15
                     SET FORTH IN SECTION 3.1 AND 3.2 HEREOF.

               The amendments in Sections 3.1 and 3.2 hereof shall be effective at all times after December 31, 1996.

         SECTION 4.  ADDITIONAL AMENDMENTS TO ARTICLE 5 OF THE CREDIT AGREEMENT

               4.1.  NEW SECTION 5.21.

               Article 5 of the Credit Agreement is hereby amended by adding thereto the following new Section 5.21:

                     Section 5.21.  Minimum Pledged Target Stock.

                     Permit the number of shares of Target included in the
               Pledged Stock (as such term is defined in the Pledge Agreement) to be less than 530,000 shares.

               4.2.  NEW SECTION 5.22.

               Article 5 of the Credit Agreement is hereby further amended by adding thereto the following new Section 5.22:

                     Section 5.22. Minimum Cash Equivalents.

                     Permit at any time the Value of the Eligible Cash Equivalents be less than one-half of the principal amount of the Loans outstanding at such time.


         SECTION 5.  AMENDMENTS TO SECTION 9.1(A) (DEFINITIONS)

               5.1.  AMENDMENT TO SECTION 9.1(A).

               Section 9.1(a) of the Credit Agreement is hereby amended by adding thereto the following new definition:

                     "Collateral Shortfall Date" means any date on which the sum of (i) 100% of the Value of Eligible Cash Equivalents, plus (ii) 50% of the Value of Eligible Margin Loan Collateral shall be less than the total Loans outstanding on such date.

               5.2.  ADDITIONAL AMENDMENTS TO SECTION 9.1(A).

               Section 9.1(a) of the Credit Agreement is hereby further amended by deleting the definitions of "Collateral Value" and "Eligible Collateral" and substituting therefor the following new definitions thereof:



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                     "Collateral Value" means the Value of each item of
               Eligible Collateral multiplied by the percentage set forth below for each such item of Eligible Collateral:

                                                              Item of
                 Eligible Collateral                         Percentage
                 -------------------                         ----------

               Eligible Cash Equivalents                        100%
               Eligible Margin Loan Collateral                   50%

                     "Eligible Collateral" means, collectively, and at any
               time, all Eligible Cash Equivalents and Eligible Margin Loan Collateral in which, at such time, the Bank has a perfected pledge and security interest subject to no Liens other than Permitted Liens.


         SECTION 6.  EFFECTIVENESS OF THIS AMENDMENT

               This Amendment shall be effective upon the Bank's receipt of a duly executed counterpart of this Amendment.


         SECTION 7.  BORROWER'S REPRESENTATIONS AND WARRANTIES

               In order to induce the Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Bank that the following statements are true, correct and complete:

               7.1. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

               7.2. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Amendment and the performance of the Credit Agreement have been duly authorized by all necessary corporate action by the Borrower.

               7.3. NO CONFLICT. The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of the government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contract of the Borrower or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contract of the Borrower or any of its Subsidiaries except for such approvals or consents which have been obtained on or before the date hereof and disclosed in writing to the Bank.


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               7.4.  GOVERNMENTAL CONSENTS. The execution and delivery by the
Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

               7.5. BINDING OBLIGATION. This Amendment, when executed and delivered, will be, and the Credit Agreement is, the legally valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               7.6. INCORPORATION OR REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

               7.7. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the execution of this Amendment which would constitute an Event of Default or a Potential Event of Default.

         SECTION 8.  MISCELLANEOUS

               8.1. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                     (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                     (b) Except as specifically amended by this Amendment, the Credit Agreement, Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                     (c) The execution, delivery and performance of this Amendment shall not, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Credit Agreement, the Pledge Agreement or any of the other Loan Documents except as may be expressly provided for herein.

               8.2. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 8.2 of the Credit Agreement incurred by the Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.
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               8.3.  EXECUTION IN COUNTERPART. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

               8.4. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a apart of this Amendment for any other purpose or be given any substantive effect.

               8.5. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.


                            COLLAGEN CORPORATION


                            By: /s/ David Foster
                               ----------------------------
                            Name:  David Foster
                                 --------------------------

                            Title: Vice President and Chief
                                   Financial Officer
                                  -------------------------



                            THE BANK OF NEW YORK


                            By:       /s/ Elizabeth Ying
                               ----------------------------
                            Name:       Elizabeth Ying
                                 --------------------------
                            Title:    Vice President
                                  -------------------------